Exhibit 10.1

Ralcorp Holdings, Inc.

First Amendment

Dated as of December 22, 2005

to

Note Purchase Agreements dated as of May 22, 2003

and

$150,000,000 Floating Rate Senior Notes, Series A,
due May 22, 2010

$145,000,000 4.24% Senior Notes, Series B,
due December 22, 2010

$50,000,000 5.43% Senior Notes, Series C,
due December 22, 2013

$75,000,000 4.76% Senior Notes, Series D,
due December 22, 2013

$100,000,000 5.57% Senior Notes, Series E,
due December 21, 2015

$75,000,000 5.43% Senior Notes, Series F,
due December 21, 2012

Table of Contents

(Not a part of this First Amendment)

Schedule I	—	Name of Holders and Principal Amount of Notes

Schedule II	—	Description of Forward Sale Agreement and Pledge Agreement

Exhibit A	—	Form of Floating Rate Senior Notes, Series A, due May 22, 2010

Exhibit B	—	Form of 4.24% Senior Notes, Series B, due December 22, 2010

Exhibit C	—	Form of 5.43% Senior Notes, Series C, due December 22, 2013

Exhibit D	—	Form of 4.76% Senior Notes, Series D, due December 22, 2013

Exhibit E	—	Form of 5.57% Senior Notes, Series E, due December 21, 2015

Exhibit F	—	Form of 5.43% Senior Notes, Series F, due December 21, 2012

Exhibit G	—	Form of Opinion of Special Counsel for the Company

Dated as of
December 22, 2005
To each of the holders
listed in Schedule I to
this First Amendment

Ladies and Gentlemen:

Reference is made to (i) the separate Note Purchase Agreements, each dated as of May 22, 2003 (the "Original Note Purchase Agreements"), by and between Ralcorp Holdings, Inc., a Missouri corporation (the "Company"), and each of the purchasers of the $150,000,000 aggregate principal amount of Floating Rate Senior Notes, Series A, due May 22, 2010 (the "Series A Notes") of the Company issued pursuant thereto; (ii) the First Supplement to Note Purchase Agreements, dated as of December 22, 2003 (the "First Supplement"), between the Company and the purchasers of the $145,000,000 aggregate principal amount of 4.24% Senior Notes, Series B, due December 22, 2010 (the "Series B Notes") of the Company issued pursuant thereto; (iii) the Second Supplement to Note Purchase Agreements, dated as of December 22, 2003 (the "Second Supplement"), between the Company and the purchasers of the $50,000,000 aggregate principal amount of 5.43% Senior Notes, Series C, due December 22, 2013 (the "Series C Notes") of the Company issued pursuant thereto; (iv) the Third Supplement to Note Purchase Agreements dated, as of December 22, 2003 (the "Third Supplement"), between the Company and the purchasers of the $75,000,000 aggregate principal amount of 4.76% Senior Notes, Series D, due December 22, 2013 (the "Series D Notes") of the Company issued pursuant thereto; (v) the Fourth Supplement to Note Purchase Agreements, dated as of December 21, 2005 (the "Fourth Supplement"), between the Company and the purchasers of the $100,000,000 aggregate principal amount of 5.57% Senior Notes, Series E, due December 21, 2015 (the "Series E Notes") of the Company issued pursuant thereto; and (vi) the Fifth Supplement to Note Purchase Agreements, dated as of December 21, 2005 (the "Fifth Supplement"), between the Company and the purchasers of the $75,000,000 aggregate principal amount of 5.43% Senior Notes, Series F, due December 21, 2012 (the "Series F Notes," and together with the Series A Notes, the Series B Notes, the Series C Notes, the Series D Notes and the Series E Notes, the "Notes") of the Company issued pursuant thereto. The Original Note Purchase Agreements, as supplemented by the First through Fifth Supplements, are referred to herein collectively as the "Note Purchase Agreements." Capitalized terms used in this First Amendment (this "First Amendment") without definition shall have the meanings given such terms in the Note Purchase Agreements.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company requests the amendment of certain provisions of the Notes and the Note Purchase Agreements as hereinafter provided.

Upon your acceptance hereof in the manner hereinafter provided and upon satisfaction of all conditions to the effectiveness hereof and receipt by the Company of similar acceptances from the Required Holders, this First Amendment shall be effective, but only in the respects hereinafter set forth:

Section 1.	Amendment To Notes.

Section 1.1.   Each of the Notes are hereby amended as of the date hereof by inserting the following sentence at the end of the first paragraph appearing on page one of each of the Notes:

"Additional interest hereon may also be required pursuant to Section 9.8 of the Note Purchase Agreements."

Section 1.2.  Each of Exhibit 1 to the Original Note Purchase Agreements, Exhibit 1 to the First Supplement, Exhibit 1 to the Second Supplement, Exhibit 1 to the Third Supplement, Exhibit 1 to the Fourth Supplement and Exhibit 1 to the Fifth Supplement are hereby amended and restated in their entirety as of the date hereof so that the same shall be in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E and Exhibit F hereto, respectively (in each case, incorporating therein, the amendment in Section 1.1 above).

At the option of each holder, in accordance with Section 13.2 of the Note Purchase Agreements, such holder may request that its Notes be exchanged for a replacement Note in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E and Exhibit F hereto, as applicable.

Section 2.	Amendments To Note Purchase Agreements.

Section 2.1.   Section 9 of the Note Purchase Agreements is hereby amended as of the date hereof by adding a new Section 9.8 thereto as follows:

"Section 9.8  Additional Interest.   If the Leverage Ratio exceeds 3.5 to 1.0 as of the end of any fiscal quarter of the Company (each, a "High Leverage Quarter"), then, in addition to all other interest accruing thereon (and all rights and remedies of the holders in the event the Leverage Ratio exceeds 4.00 to 1.00), additional interest in the amount of 0.50% shall accrue on each series of Notes (including all outstanding Notes and Additional Notes), commencing on the first day of the first fiscal quarter following each such High Leverage Quarter and continuing until the Company has provided an Officer’s Certificate pursuant to Section 7.2(a) demonstrating that, as of the end of the fiscal quarter in respect of which such Officer’s Certificate is delivered, the Leverage Ratio is not more than 3.5 to 1.0. Following delivery of an Officer’s Certificate demonstrating that the Leverage Ratio did not exceed 3.5 to 1.0, the additional 0.50% interest shall cease to accrue or be payable for any fiscal quarter subsequent to the fiscal quarter in respect of which such Officer’s Certificate was delivered."

    Section 2.2.   Paragraph (a) of Section 10.4 of the Note Purchase Agreements is hereby amended and restated in its entirety as of the date hereof as follows:

"(a) Leverage Ratio.   As of the end of each fiscal quarter of the Company, the Company will not permit the Leverage Ratio to be greater than 3.50 to 1.00, provided, that for any period of not more than four successive fiscal quarters, the Leverage Ratio may be greater than 3.50 to 1.00, but in no event greater than 4.00 to 1.00, if the Company timely pays the additional interest required pursuant to the provisions of Section 9.8."

    Section 2.3.   Section 10.5 of the Note Purchase Agreements is hereby amended as of the date hereof by (a) deleting the word "and" appearing at the end of paragraph (h) therein, (b) deleting paragraph (i) appearing therein, and (c) adding new paragraphs (i) and (j) thereto as follows:

"(i)   Liens on the shares of capital stock of Vail Resorts, Inc. owned by a Vail Owner pursuant to the Pledge Agreement (as defined on Schedule II to the First Amendment) or any other similar pledge agreement that secure the obligations of such Vail Owner in respect of its sale of such capital stock pursuant to the Forward Sale Agreement (as defined on Schedule II to the First Amendment) or any other similar forward sale agreement in respect of such capital stock, and which, in each case, the obligations under the Forward Sale Agreement or such other forward sale agreement, as the case may be, may be fully satisfied by delivery of, or foreclosure on, the shares of such capital stock which have been pledged pursuant to the related Pledge Agreement or such other pledge agreement and which such obligations are not guaranteed, directly or indirectly, by the Company or any other Subsidiary; and

(j)   any Lien (other than a Lien permitted under paragraph (a) through paragraph (i) above) securing any Debt of the Company or any Subsidiary, which Debt is permitted hereunder (including under Section 10.4)."

    Section 2.4.   The definition of "Debt" set forth on Exhibit B to the Note Purchase Agreements is hereby amended by adding a new clause (iv) at the end thereof as follows: "or (iv) the obligations of a Vail Owner under the Forward Sale Agreement or any other similar forward sale agreement in respect of such Vail Owner’s sale of shares of capital stock of Vail Resorts, Inc., and which, in each case, such obligations may be satisfied by delivery of, or foreclosure on, the shares of such capital stock and which such obligations are not guaranteed, directly or indirectly, by the Company or any other Subsidiary."

    Section 2.5.   The definition of "Priority Debt" set forth on Exhibit B to the Note Purchase Agreements is hereby amended as of the date hereof by deleting the phrase "clauses (a) through (h) of Section 10.5" appearing therein and substituting the phrase "paragraphs (a) through (i) of Section 10.5" therefor.

    Section 2.6.   A new definition of "First Amendment" is hereby added in alphabetical order to Exhibit B to the Note Purchase Agreement as of the date hereof as follows:

"First Amendment" means that certain First Amendment, dated as of December 22, 2005, to Note Purchase Agreements, dated as of May 22, 2003, entered into between the Company and the holders of the Notes signatory thereto.

    Section 2.7.   A new definition of "Vail Owner" is hereby added in alphabetical order to Exhibit B to the Note Purchase Agreement as of the date hereof as follows:

"Vail Owner" means RH Financial Corporation, a Nevada corporation and a Wholly-Owned Subsidiary, which owns shares of capital stock in Vail Resorts, Inc. and shall also include the Company and/or any other Subsidiary upon a Transfer of such capital stock by RH Financial Corporation to the Company or to such Subsidiary, respectively.

    Section 2.8.   Exhibit 1 to the Original Note Purchase Agreements is hereby amended and restated in its entirety to be in the form of Exhibit A hereto.

    Section 2.9.   Exhibit 1 to the First Supplement is hereby amended and restated in its entirety to be in the form of Exhibit B hereto.

    Section 2.10.   Exhibit 1 to the Second Supplement is hereby amended and restated in its entirety to be in the form of Exhibit C hereto.

    Section 2.11.   Exhibit 1 to the Third Supplement is hereby amended and restated in its entirety to be in the form of Exhibit D hereto.

    Section 2.12.   Exhibit 1 to the Fourth Supplement is hereby amended and restated in its entirety to be in the form of Exhibit E hereto.

    Section 2.13.   Exhibit 1 to the Fifth Supplement is hereby amended and restated in its entirety to be in the form of Exhibit F hereto.

Section 3.	Conditions Precedent.

This First Amendment shall not become effective until, and shall become effective on, the Business Day when each of the following conditions shall have been satisfied:

    (a)    Each holder shall have received this First Amendment, duly executed by the Company.

    (b)    The Required Holders shall have consented to this First Amendment as evidenced by their execution thereof.

    (c)    Each holder that has a made a request therefor, shall have received a new Note substantially in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E or Exhibit F hereto for the appropriate series of Note that it replaces, dated the date of the last interest payment made (or, if no interest has been paid, dated the date of original issuance) and duly completed and executed by the Company (each such new Note is referred to in this First Amendment as a "Replacement Note").

     (d)    The representations and warranties of the Company set forth in Section 4 hereof shall be true and correct as of the date of the execution and delivery of this First Amendment.

    (e)    Any consents or approvals from any holder or holders of any outstanding security or indebtedness of the Company and any amendments of agreements pursuant to which any securities or indebtedness may have been issued which shall be necessary to permit the consummation of the transactions contemplated hereby shall have been obtained and all such consents or amendments shall be reasonably satisfactory in form and substance to the holders and their special counsel.

    (f)    All corporate and other proceedings in connection with the transactions contemplated by this First Amendment and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

    (g)    Each holder shall have received such certificates of officers of the Company as it may reasonably request with respect to this First Amendment and the transactions contemplated hereby.

    (h)    Each holder shall have received opinions in form and substance satisfactory to them, dated the date of this First Amendment, from C.G. Huber, Jr., General Counsel for the Obligors, covering the matters set forth in Exhibit G, and covering such other matters incident to the transactions contemplated hereby as the holders or their counsel may reasonably request.

    (i)    The Company shall have paid the fees and disbursements of the holders’ special counsel, Chapman and Cutler LLP, incurred in connection with the negotiation, preparation, execution and delivery of this First Amendment and the transactions contemplated hereby which fees and disbursements are reflected in the statement of such special counsel delivered to the Company at the time of the execution and delivery of this First Amendment.

    (j)    Each Subsidiary Guarantor shall have consented to the terms of this First Amendment by signing in the appropriate space on the signature page hereof.

Section 4.	Representations and Warranties.

Each Obligor, as to itself, hereby represents and warrants that as of the date hereof and as of the date of execution and delivery of this First Amendment:

    (a)    Each Obligor is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation.

    (b)    This First Amendment, the Note Purchase Agreements, as amended hereby, and the Replacement Notes and the transactions contemplated hereby are within the corporate power of such Obligor, have been duly authorized by all necessary corporate action on the part of such Obligor, and this First Amendment and (in the case of the Company only) the Note Purchase Agreements, as amended hereby, and the Replacement Notes have been duly executed and delivered by such Obligor and constitute legal, valid and binding obligations of such Obligor enforceable in accordance with their respective terms.

    (c)    Immediately prior to and after giving effect to this First Amendment, there are no Defaults or Events of Default under the Note Purchase Agreements, as amended hereby.

    (d)    The execution, delivery and performance of this First Amendment and (in the case of the Company only) the Note Purchase Agreements, as amended hereby, and the Replacement Notes by such Obligor does not and will not result in a violation of or default under (i) the articles of incorporation or bylaws of such Obligor, (ii) any agreement to which such Obligor is a party or by which it is bound or to which such Obligor or any of its properties is subject, (iii) any order, writ, injunction or decree binding on such Obligor, or (D) any statute, regulation, rule or other law applicable to such Obligor.

    (e)    No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Obligor of this First Amendment and (in the case of the Company only) the Note Purchase Agreements, as amended hereby, or the Replacement Notes.

    (f)    No Obligor has paid or agreed to pay any fees or other consideration, or given any additional security or collateral, or shortened the maturity or average life of any indebtedness or permanently reduced any borrowing capacity, in each case, in connection with the obtaining of any consents or approvals of any Person in connection with the transactions contemplated hereby.

         (g)    All Obligors signatory to the Note Purchase Agreement and each Subsidiary Guarantee are a signatory to this First Amendment.

        (h)    Other than this First Amendment and the First through Fifth Supplements, there are no other amendments, modifications, supplements or waivers to the Note Purchase Agreement or any other Financing Agreement.

        (i)    The description of the Forward Sale Agreement and Pledge Agreement (each as defined on Schedule II hereto) on Schedule II hereto and the transactions contemplated thereby are true and correct.

Section 5.	Miscellaneous.

    Section 5.1.   Except as amended herein, all terms and provisions of the Note Purchase Agreements, the Replacement Notes and related agreements and instruments are hereby ratified, confirmed and approved in all respects.

    Section 5.2.   Each Subsidiary Guarantor, for itself as a guarantor under the Subsidiary Guarantee, consents to the terms of this First Amendment (including, specifically, but without limitation, Section 2 hereof) and reaffirms, ratifies and confirms (a) in all respects each and every obligation and covenant made by it in the Subsidiary Guarantee and (b) that the Subsidiary Guarantee remains the legal, valid and binding obligation of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms.

    Section 5.3.  Each reference in the Note Purchase Agreements to "this Agreement," "hereunder," "hereof," or words of similar import in instruments or documents provided for in the Note Purchase Agreements or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Note Purchase Agreement, as amended hereby. All references in the Note Purchase Agreements and in any and all instruments or documents provided for therein or delivered or to be delivered thereunder or in connection therewith to any "Note" or "Notes" shall be deemed references to the applicable Replacement Note and Replacement Notes.

    Section 5.4.   This First Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

    Section 5.5.   This First Amendment and all covenants herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereunder. All representations, warranties and covenants made by the Company herein shall survive the closing and the delivery of this First Amendment.

    Section 5.6.   This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute but one and the same First Amendment. Delivery of an executed counterpart of this First Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this First Amendment.

[Signature Page Follows]

The execution hereof by the holders shall constitute a contract among the Company and the holders for the uses and purposes hereinabove set forth.

Ralcorp Holdings, Inc.

By: /s/ D. P. Skarie
Name: D. P. Skarie
Title:   Co-Chief Executive Officer
            and President

Each of the undersigned, severally, hereby acknowledges, approves and agrees to the foregoing First Amendment and ratifies and confirms each of its obligations under the Subsidiary Guarantee.

Bremner, Inc.
Sugar Kake Cookie Inc. (f/k/a Cascade Cookie Company, Inc.)
Flavor House Products, Inc.
Nutcracker Brands, Inc.
RH Financial Corporation
Ripon Foods, Inc.
Heritage Wafers, LLC
The Carriage House Companies, Inc. (by itself and as successor by merger to The Torbitt & Castleman Company, LLC)
Value Added Bakery Holding Company
Bakery Chef, L.L.C. (successor by merger to Bakery Chef, Inc.)
Community Shops, Inc.
The Bun Basket, Inc.
Lofthouse Bakery Products, Inc.
Medallion Foods, Inc.

By: /s/ D. P. Skarie
Name: D. P. Skarie
    Title:  Authorized Signatory

This foregoing First Amendment is hereby accepted and agreed to as of the date aforesaid. The execution by each holder listed below shall constitute its respective several and not joint confirmation that it is the owner and holder of the Notes set opposite its name on Schedule I hereto.

The Northwestern Mutual Life Insurance Company

By  /s/ David A. Barras
Name: David A. Barras
Its Authorized Representative

The Northwestern Mutual Life Insurance Company
For its Group Annuity Separate Account

By  /s/ David A. Barras
Name: David A. Barras
Its Authorized Representative

Metropolitan Life Insurance Company

By: /s/ Scott Inglis
Name: Scott Inglis
Title:   Managing Director

The Travelers Insurance Company

By: /s/ Jonathan L. Rosenthal
Name: Jonathan L. Rosenthal
Title:   Vice President and Chief
            Hedging Officer

The Prudential Insurance Company of America

By: /s/ Brian E. Lemons
Name: Brian E. Lemons
Title:   Vice President

Gateway Recovery Trust
    By: Prudential Investment Management, Inc., as Asset Manager

By: /s/ Brian E. Lemons
Name: Brian E. Lemons
Title:   Vice President

Gibraltar Life Insurance Co., Ltd.
        By: Prudential Investment Management (Japan), Inc., as Investment Manager

    By: Prudential Investment Management, Inc., as Sub-Adviser

By: /s/ Brian E. Lemons
Name: Brian E. Lemons
Title:   Vice President

Mutual of Omaha Insurance Company

  By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

  By: Prudential Private Placement Investors, Inc. (as its General Partner)

  By: /s/ Brian E. Lemons
  Name: Brian E. Lemons
  Title: Vice President

Prudential Retirement Insurance and Annuity Company

By: Prudential Investment Management, Inc., as investment manager

By: /s/ Brian E. Lemons
Name: Brian E. Lemons
Title:   Vice President

Security Benefit Life Insurance Company, Inc.

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc. (as its General Partner)

By: /s/ Brian E. Lemons
Name: Brian E. Lemons
Title:   Vice President

    Farmers New World Life Insurance Company

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By: /s/ Brian E. Lemons
Name: Brian E. Lemons
Title:   Vice President

ING Life Insurance and Annuity Company
ReliaStar Life Insurance Company

By: ING Investment Management LLC, as Agent

By:         /s/ Peter F. Komarek
Name: Peter F. Komarek
Title:   Vice President

AXA Equitable Life Insurance Company (F/K/A The Equitable Life Assurance Society of the United States)

By: /s/Emilia F.Wiener
Name: Emilia F. Wiener
Title:   Investment Officer

This foregoing First Amendment is hereby accepted and agreed to as of the date aforesaid. The execution by each holder listed below shall constitute its respective several and not joint confirmation that it is the owner and holder of the Notes set opposite its name on Schedule I hereto.

J. Romeo & Co.
                                  (as nominee for MONY Life Insurance Company of America)

                                  By:  /s Barbara J. Walsh
                                  Name: Barbara J. Walsh
Title: Partner

Horizon Blue Cross Blue Shield of New Jersey

By: Alliance Capital Management LP,
its Investment Advisor

By:  /s/ Emilia F.Wiener
Name:  Emilia F. Wiener
Title:    Senior Vice President

Massachusetts Mutual Life Insurance Company

By: Babson Capital Management LLC,  as Investment Adviser

By:        /s/ Elisabeth A. Perenick
Name: Elisabeth A. Perenick
Title:   Managing Director

C.M. Life Insurance Company

By: Babson Capital Management LLC,  as Investment Sub-Adviser

By:        /s/ Elisabeth A. Perenick
Name: Elisabeth A. Perenick
Title:   Managing Director

MassMutual Asia Limited

By: Babson Capital Management LLC, as Investment Adviser

By:        /s/ Elisabeth A. Perenick
Name: Elisabeth A. Perenick
Title:   Managing Director

Teachers Insurance and Annuity Association of America

By: /s/ Jeffrey A. Burian
Name: Jeffrey A. Burian
Title:   Director

Thrivent Financial for Lutherans

By: /s/ Glen J. Vanic
Name: Glen J. Vanic
Title:   Portfolio Manager

American General Assurance Company
The United States Life Insurance Company in the City of New York
The Variable Annuity Life Insurance Company

By: AIG Global Investment Corp., investment adviser

By: /s/ Victoria Y. Chin
Name: Victoria Y. Chin
Title:   Vice President

Connecticut General Life Insurance Company

By: Cigna Investments, Inc. (authorized agent)

By:        /s/ Deborah B. Wiacek
Name: Deborah B. Wiacek
Title:   Managing Director

Jefferson Pilot Financial Insurance Company

By: /s/ James E. McDonald, Jr.
Name: James E. McDonald, Jr.
Title:   Vice President

Jefferson Pilot LifeAmerica Insurance Company

By: /s/ James E. McDonald, Jr.
Name: James E. McDonald, Jr.
Title:   Vice President

Jefferson-Pilot Life Insurance Company

By: /s/ James E. McDonald, Jr.
Name: James E. McDonald, Jr.
Title:   Vice President

Phoenix Life Insurance Company

By: /s/ John H. Beers
Name: John H. Beers
Title:   Vice President

PHL Variable Insurance Company

By: /s/ John H. Beers
Name: John H. Beers
Title:   Vice President

American Mayflower Life Insurance Company of New York

By: /s/ Morian C. Mooers
Name: Morian C. Mooers
Title:   Investment Officer

First Colony Life Insurance Company

By: /s/ Morian C. Mooers
Name: Morian C. Mooers
Title:   Investment Officer

Federal Home Life Insurance Company

By: /s/ Morian C. Mooers
Name: Morian C. Mooers
Title:   Investment Officer

Jamestown Life Insurance Company

By: /s/ Morian C. Mooers
Name: Morian C. Mooers
Title:   Investment Officer